UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 3, 2007

CENTER BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	2-81353	52-1273725
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

2455 Morris Avenue, Union, New Jersey	07083
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (800) 862-3683

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 3, 2007, Union Center National Bank (the “Bank”) and Center Bancorp Inc. (the “Corporation”) entered into Amendments to Employment Agreements with each of Julie D’Aloia, Mark Cardone, John F. McGowan, and Lori A. Wunder. Ms. D’Aloia’s original Amended and Restated Employment Agreement is dated January 1, 2007, and was filed with the SEC on March 15, 2007, as Exhibit 10.20 to the Corporation’s 2006 Annual Report on Form 10-K. Mr. Cardone’s original Amended and Restated Employment Agreement is dated January 1, 2007, and was filed with the SEC on February 26, 2007, as Exhibit 10.4 to the Corporation’s Current Report on Form 8-K. Mr. McGowan’s original Amended and Restated Employment Agreement is dated January 1, 2007, and was filed with the SEC on March 15, 2007, as Exhibit 10.01 to the Corporation’s 2006 Annual Report on Form 10-K. Ms. Wunder’s original Amended and Restated Employment Agreement is dated January 1, 2007, and was filed with the SEC on February 26, 2007, as Exhibit 10.3 to the Corporation’s Current Report on Form 8-K. Also, on December 3, 2007, the Bank and the Corporation entered into an Amendment to Change in Control Agreement with Christopher M. Gorey. The original Change in Control Agreement is dated January 1, 2007, and was filed with the SEC on March 15, 2007, as Exhibit 10.24 to the Corporation’s 2006 Annual Report on Form 10-K

Pursuant to the Amendments to Employment Agreements, Ms. D’Aloia, Mr. Cardone, Mr. McGowan, and Ms. Wunder will each continue to be employed for a term of three (3) years, effective as of January 1, 2007 and ending on December 31, 2009. The terms of the employment agreements will not automatically renew or be automatically extended beyond December 31, 2009. Pursuant to the Amendment to Change in Control Agreement, the term of the original Change in Control Agreement will continue to be three (3) years, effective as of January 1, 2007 and terminating December 31, 2009. Notwithstanding the foregoing, if a "Change in Control Event" (as defined in Section 8(a) of the respective original Amended and Restated Employment Agreements and Section 1(b) of the Change in Control Agreement) occurs at any time prior to December 31, 2009, then the terms of the respective employment agreements shall automatically be extended for a period of three (3) years from the date of such Change in Control Event and the term of the Change in Control Agreement shall automatically be extended for a period of one (1) year from the date of such Change in Control Event.

Effective January 1, 2008, the Bank and the Corporation shall no longer provide Ms. D’Aloia, Mr. Cardone, Mr. McGowan, or Ms. Wunder with automobiles. The Bank and the Corporation shall, however, pay to (i) Ms. D’Aloia an automobile expense reimbursement of $600.00 per month and thirty cents ($.30) per mile based upon a daily mileage log for Bank business, (ii) Mr. Cardone an automobile expense reimbursement of $400.00 per month and thirty cents ($.30) per mile based upon a daily mileage log for Bank business; (iii) Mr. McGowan an automobile expense reimbursement of $600.00 per month and thirty cents ($.30) per mile based upon a daily mileage log for Bank business; and (iv) Ms. Wunder an expense reimbursement of forty-four cents per mile ($.44) based on a daily mileage log for Bank business, subject to changes in the rates by the IRS.

Title to the automobiles currently being driven by and in the possession of each of Ms. D’Aloia, Mr. Cardone, Mr. McGowan, and Ms. Wunder shall be transferred from and sold by the Bank to the respective employee. Each of Ms. D’Aloia, Mr. Cardone, Mr. McGowan, and Ms. Wunder shall pay the Bank $0 for the purchase and transfer of title from the Bank. Each of Ms. D’Aloia, Mr. Cardone, Mr. McGowan, and Ms. Wunder shall be responsible for any respective costs or expenses that may be incurred with the applicable state motor vehicle commissions in connection with the transfer of title from the Bank.

The Bank and the Corporation shall provide each of Ms. D’Aloia, Mr. Cardone, Mr. McGowan, and Ms. Wunder with life insurance, short and long-term disability insurance health insurance, pension benefits and benefits under the Bank's 401(k) Plan to the extent that such benefits are provided on December 3, 2007, together with any benefit enhancements that may be added to such plans in the future. The monetary amount of such benefits received by each employee shall be in accordance with the terms and conditions of such plans.

Other than as amended in the respective Amendments to Employment Agreements, the original Amended and Restated Employment Agreements remain unchanged. Other than as amended in the Amendment to Change in Control Agreement, the original Change in Control Agreement remains unchanged.

A copy of the Amendments to Employment Agreement for each of Ms. D’Aloia, Mr. Cardone, Mr. McGowan, and Ms. Wunder are being filed with this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, and 10.4 respectively. A copy of Mr. Gorey’s Change in Control Agreement is being filed with this Current Report on Form 8-K as Exhibits 10.5.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1 - Amendment to Employment Agreement among Center Bancorp, Union Center National Bank, and Julie D’Aloia, dated December 3, 2007.

Exhibit 10.2 - Amendment to Employment Agreement among Center Bancorp, Union Center National Bank, and Mark Cardone, dated December 3, 2007.

Exhibit 10.3 - Amendment to Employment Agreement among Center Bancorp, Union Center National Bank, and John F. McGowan, dated December 3, 2007.

Exhibit 10.4 - Amendment to Employment Agreement among Center Bancorp, Union Center National Bank, and Lori A. Wunder, dated December 3, 2007.

Exhibit 10.5 - Amendment to Change in Control Agreement among Center Bancorp, Union Center National Bank, and Christopher M. Gorey, dated December 3, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTER BANCORP, INC.

By:	/s/ Anthony C. Weagley
Name: Anthony C. Weagley
Title: President and CEO

Dated: December 20, 2007

EXHIBIT INDEX

Exhibit 10.1 - Amendment to Employment Agreement among Center Bancorp, Union Center National Bank, and Julie D’Aloia, dated December 3, 2007.

Exhibit 10.2 - Amendment to Employment Agreement among Center Bancorp, Union Center National Bank, and Mark Cardone, dated December 3, 2007.

Exhibit 10.3 - Amendment to Employment Agreement among Center Bancorp, Union Center National Bank, and John F. McGowan, dated December 3, 2007.

Exhibit 10.4 - Amendment to Employment Agreement among Center Bancorp, Union Center National Bank, and Lori A. Wunder, dated December 3, 2007.

Exhibit 10.5 - Amendment to Change in Control Agreement among Center Bancorp, Union Center National Bank, and Christopher M. Gorey, dated December 3, 2007.